SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Communications Fund
Deutsche Science and Technology Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each fund’s prospectus.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Daniel Fletcher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
The following information replaces the existing similar disclosure relating to each fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of each fund’s prospectus:
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Daniel Fletcher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.
■	Portfolio Manager and Analyst for US Equities: New York.
■	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.

Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1013